Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 19, 2021, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, each November 2021 Incremental Revolving Lender (as defined below) party hereto, Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”), Jefferies Finance LLC, as an Issuing Bank, and KKR Corporate Lending LLC, as an Issuing Bank.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain Credit Agreement, dated as of August 31, 2017, as amended pursuant to that certain Incremental Term Loan Amendment, dated as of October 23, 2018, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Incremental Revolving Loan Amendment, dated as of March 25, 2019, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Third Amendment to Credit Agreement, dated as of April 16, 2020, among the Borrower, Holdings, the Agent and the Lenders party thereto, that certain Second Incremental Term Loan Amendment, dated as of April 22, 2020, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Fifth Amendment to Credit Agreement, dated as of January 27, 2021, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Sixth Amendment to Credit Agreement, dated as of May 3, 2021, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Credit Agreement”; the Credit Agreement, as amended pursuant to this Amendment, the “Amended Credit Agreement”);

WHEREAS, pursuant to, and in accordance with Section 2.19 of the Credit Agreement (i) the Borrower has requested that each Person party hereto (the “November 2021 Incremental Revolving Lenders”) whose name is set forth on Schedule 2.01 hereto under the heading “November 2021 Incremental Revolving Lender” provide a Revolving Commitment Increase, to become effective as of the Seventh Amendment Effective Time (as defined below), in an aggregate principal amount equal to the amount set forth opposite such November 2021 Incremental Revolving Lender’s name under the heading “November 2021 Incremental Revolving Commitment” on Schedule 2.01 hereto (the “November 2021 Incremental Revolving Commitments”), which November 2021 Incremental Revolving Commitments will constitute the same Class as the Revolving Commitments in effect immediately prior to giving effect to the November 2021 Incremental Revolving Commitments (the “Existing Revolving Commitments”) and shall have the terms set forth herein and in the Amended Credit Agreement and (ii) each November 2021 Incremental Revolving Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that each November 2021 Incremental Revolving Lender will provide its respective November 2021 Incremental Revolving Commitments to the Borrower immediately upon the Seventh Amendment Effective Time;

WHEREAS, this Amendment constitutes an Incremental Amendment under and as defined in Section 2.19 of the Credit Agreement; and

WHEREAS, Agent and the November 2021 Incremental Revolving Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the increases, amendments, modifications and agreements set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.

2.            Incremental Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Borrower, the Guarantors, the November 2021 Incremental Revolving Lenders, each Issuing Bank and Agent hereby agree as follows:

(a)            The Borrower is requesting November 2021 Incremental Revolving Commitments in the aggregate principal amount of $40,000,000 from the November 2021 Incremental Revolving Lenders pursuant to, and on the terms set forth in, Section 2.19 of the Credit Agreement, effective as of the Seventh Amendment Effective Time. The full principal amount of such November 2021 Incremental Revolving Commitments are being incurred in reliance on clause (i)(y)(A) of the first proviso of Section 2.19(a) under the Credit Agreement.

(b)            Each November 2021 Incremental Revolving Lender agrees, severally and not jointly, to provide to the Borrower its November 2021 Incremental Revolving Commitments as a Revolving Commitment Increase under the Amended Credit Agreement commencing as of the Seventh Amendment Effective Time in an amount equal to such November 2021 Incremental Revolving Lender’s November 2021 Incremental Revolving Commitments as set forth on Schedule 2.01 hereto, and to make Revolving Loans to the Borrower under the Amended Credit Agreement, in each case, at any time and from time to time on and after the Seventh Amendment Effective Time until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such November 2021 Incremental Revolving Lender in accordance with the terms of the Amended Credit Agreement, in an aggregate principal amount at any time outstanding not to exceed such November 2021 Incremental Revolving Lender’s November 2021 Incremental Revolving Commitment. Concurrent with the Seventh Amendment Effective Time, after giving effect to the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments, (x) in accordance with Section 2.19(g) of the Credit Agreement, each Revolving Lender holding Revolving Commitments immediately prior to such Revolving Commitment Increase (each such Revolving Lender, an “Existing Revolving Lender”) that has Revolving Exposure with respect to Revolving Loans that are outstanding under its Existing Revolving Commitments as of immediately prior to the Seventh Amendment Effective Time (the “Existing Revolving Loans”), will, pursuant to Section 2.19(g), assign to each November 2021 Incremental Revolving Lender, and each November 2021 Incremental Revolving Lender shall purchase from such Existing Revolving Lender, at the principal amount thereof, such interests in the Existing Revolving Loans outstanding as of immediately prior to the Seventh Amendment Effective Time as shall be necessary in order that, after giving effect to all such assignments and purchases under this clause (x), and taking into account all Credit Extensions of Revolving Loans made as of the Seventh Amendment Effective Time, such Existing Revolving Loans will be held by Existing Revolving Lenders and November 2021 Incremental Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments and (y) the LC Exposure of each Revolving Lender shall be based on such Revolving Lender’s Pro Rata Share (for the avoidance of doubt, determined after giving effect to the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments) of the aggregate LC Exposure. The Administrative Agent and each Issuing Bank hereby consent to each November 2021 Incremental Revolving Lender to the extent required pursuant to Section 2.19 and/or Section 10.04 under the Credit Agreement.

(c)            The Existing Revolving Commitments and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

(d)            The definition of “Revolving Commitment” under Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule 2.01 under the caption “Revolving Loan Commitment” or in the Assignment and Acceptance or Refinancing Amendment pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance, (ii) a Refinancing Amendment, (iii) an Extension Amendment or (iv) an Incremental Amendment. The aggregate principal amount of the Lenders’ Revolving Commitments (x) immediately prior to the Seventh Amendment Effective Time was $170,000,000 and (y) as of the Seventh Amendment Effective Time was $210,000,000.

(e)            Section 1.01 of the Credit Agreement is hereby further amended by (x) adding the following defined terms in correct alphabetical order:

“November 2021 Incremental Revolving Commitments” shall have the meaning set forth in the Seventh Amendment.

“November 2021 Incremental Revolving Lenders” shall have the meaning set forth in the Seventh Amendment.

“Seventh Amendment” shall mean the Seventh Amendment to Credit Agreement, dated as of November 19, 2021, by and among the Borrower, the Guarantors, the November 2021 Incremental Revolving Lenders, the Administrative Agent, the Collateral Agent, Jefferies Finance LLC, as an Issuing Bank, and KKR Corporate Lending LLC, as an Issuing Bank.

“Seventh Amendment Effective Time” shall have the meaning set forth in the Seventh Amendment.

and (y) by adding the following sentence to the end of the definition of “Class” therein:

Notwithstanding any provision herein to the contrary, from and after the Seventh Amendment Effective Time, the Existing Revolving Commitments (as defined in the Seventh Amendment) and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments (as defined in the Seventh Amendment) and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

(f)            For the avoidance of doubt, (i) the loans made pursuant to the November 2021 Incremental Revolving Commitments shall be deemed to be “Loans” and “Revolving Loans”, (ii) each November 2021 Incremental Revolving Lender shall be deemed to be a “Lender” and a “Revolving Lender” and (iii) the November 2021 Incremental Revolving Commitments shall be deemed to be a “Incremental Revolving Commitment”, a “Revolving Commitment Increase” and a “Revolving Commitment”.

(g)           For the avoidance of doubt, the November 2021 Incremental Revolving Commitments, and the Revolving Loans made in connection therewith, shall have the same terms as the Existing Revolving Commitments and Existing Revolving Loans, as applicable, and shall bear interest and Commitment Fees, as applicable, as provided for in the Amended Credit Agreement with respect to Revolving Loans and Revolving Commitments, respectively. The parties hereto hereby agree that, notwithstanding anything in the Amended Credit Agreement to the contrary, the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that the November 2021 Incremental Revolving Commitments constitute a Revolving Commitment Increase.

(h)           This Amendment shall constitute notice to the Administrative Agent by the Borrower requesting the November 2021 Incremental Revolving Commitments pursuant to Section 2.19(a) of the Credit Agreement, and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.19(a) of the Credit Agreement.

3.            Joinder. Each November 2021 Incremental Revolving Lender acknowledges and agrees that, effective as of the Effective Date, such November 2021 Incremental Revolving Lender commits to provide its November 2021 Incremental Revolving Commitment from and after the Seventh Amendment Effective Time, as set forth on Schedule 2.01 attached hereto on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein and, from and after the Seventh Amendment Effective Time, shall be a “Revolving Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents and shall be subject to and bound by the terms thereof (and shall perform all the obligations of and shall have all the rights of a Lender thereunder).

4.            Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto that:

(a)            each of the representations and warranties set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date (immediately after giving effect to this Amendment and the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments) with the same effect as though made on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) as of such respective dates); and

(b)            as of the date hereof and immediately after giving effect to this Amendment and the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments, no Event of Default has occurred and is continuing.

5.            Condition to Effectiveness. The effectiveness of this Amendment is subject solely to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Seventh Amendment Effective Time” and, the date upon which the Seventh Amendment Effective Time occurs, the “Effective Date”; provided that, the Effective Date shall be deemed to be the date that the certificate set forth in Section 5(b) below is delivered to the Administrative Agent if as of the date such certificate is delivered each of the conditions set forth in this Section 5 (other than Section 5(b) below) has been satisfied):

a.             The Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank and each November 2021 Incremental Revolving Lender.

b.             The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that, as of the Effective Date, immediately after giving effect to the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments contemplated hereby, (x) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) as of such respective dates) and (y)  no Event of Default exists or would result from the Revolving Commitment Increase pursuant to the November 2021 Incremental Revolving Commitments contemplated hereby.

c.             Holdings and the Borrower shall have paid on or prior to the Effective Date to the Administrative Agent and the November 2021 Incremental Revolving Lenders, as applicable, all expenses payable to them in connection with this Amendment, in each case, to the extent invoiced at least two Business Days prior to the Effective Date (except as otherwise reasonably agreed by the Borrower).

d.             The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the November 2021 Incremental Revolving Lenders, an opinion of Ropes & Gray LLP, counsel for the Loan Parties, with respect to this Amendment and dated on the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the November 2021 Incremental Revolving Lenders and in customary form and substance (it being understood that, without limitation, any such opinion in form and substance consistent with the corresponding opinion provided in connection with the Fifth Amendment shall be deemed to be in customary form and substance).

e.             The Administrative Agent shall have received (x) a certificate as to the good standing of each Loan Party as of a recent date, (y) a certificate of a Responsible Officer of each Loan Party dated on the Effective Date certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or, in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since the most recent delivery thereof to the Administrative Agent prior to the Effective Date, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) or partnership agreement of such Loan Party as in effect on the Effective Date and at all times since the date of the resolutions described in clause (C) below (or that the by-laws or operating (or limited liability company) or partnership agreement of such Loan Party has not been amended or otherwise modified since the most recent delivery thereof to the Administrative Agent prior to the Effective Date), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the November 2021 Incremental Revolving Commitments and the Revolving Loans contemplated thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Effective Date and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above, in each case under this Section 5(e), unless otherwise agreed by the Administrative Agent.

f.              The Administrative Agent shall have received Notes executed by the Borrower in favor of each November 2021 Incremental Revolving Lender that has requested a Note at least three Business Days in advance of the Effective Date.

g.             The Administrative Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer, chief operating officer or other officer with similar responsibilities of the Borrower, dated as of the Effective Date and giving effect to the November 2021 Incremental Revolving Commitments and any Revolving Loans made pursuant to the November 2021 Incremental Revolving Commitments as of the Effective Date.

h.             The Administrative Agent shall have received all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least three days prior to the Effective Date.

6.            Acknowledgement.

(a)           The Borrower and each Guarantor hereby confirm that, as of the Effective Date, each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b)           The Borrower and each Guarantor acknowledge and agree that, as of the Effective Date, any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c)            Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and acknowledges and agrees that, effective as of the Effective Date, each November 2021 Incremental Revolving Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

(d)           Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

(e)            The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.

(f)            Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that, effective as of the Effective Date, the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Revolving Loans made pursuant to the November 2021 Incremental Revolving Commitments under the Amended Credit Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

7.            GOVERNING LAW AND WAIVER OF JURY TRIAL.

(a)           THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

(b)           EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7(B).

8.            Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.

9.            Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.

(a)            On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

(b)           Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(d)           Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment from and after the Effective Date) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, and the November 2021 Incremental Revolving Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

(e)            This Amendment is a Loan Document (as defined in the Amended Credit Agreement).

10.            Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and the November 2021 Incremental Revolving Lenders in connection with the preparation, negotiation and execution of this Amendment (whether incurred before or after the Effective Date), including, without limitation, all Attorney Costs of Agent, in each case, to the extent required under Section 10.05 of the Credit Agreement.

11.            Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

12.            Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC., as Borrower

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

SP HOLDCO I, INC., as Holdings

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

[Signature Page to Seventh Amendment]

SUBSIDIARY GUARANTORS:

Ambulatory Resource Centres Investment Company, LLC

AMBULATORY RESOURCE CENTRES OF WASHINGTON, LLC

AMBULATORY RESOURCE CENTRES OF WILMINGTON, LLC

ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.

APS OF HAMMOND, LLC

APS OF JONESBORO, LLC

ARC DEVELOPMENT, LLC

ARC FINANCIAL SERVICES, LLC

COMMUNITY HOSPITAL HOLDING COMPANY, LLC

COMMUNITY HOSPITAL MANAGEMENT COMPANY, LLC

HAMMOND ANESTHESIA SERVICES, LLC

IDAHO FALLS COMMUNITY HOSPITAL, LLC

JENKINS COUNTY HOSPITAL, LLC

JONESBORO ANESTHESIA SERVICES, LLC

LOGAN LABORATORIES, LLC

MONTANA HEALTH PARTNERS, LLC

NATIONAL SURGICAL HOSPITALS, LLC

NEOSPINE SURGERY OF PUYALLUP, LLC

NEOSPINE SURGERY, LLC

NOVAMED ACQUISITION COMPANY, LLC

NOVAMED MANAGEMENT OF KANSAS CITY, LLC

NOVAMED MANAGEMENT SERVICES, LLC

NOVAMED OF BETHLEHEM, LLC

NOVAMED OF LAREDO, INC.

NOVAMED OF LEBANON, LLC

NOVAMED OF SAN ANTONIO, LLC

NOVAMED OF TEXAS, LLC

NOVAMED OF WISCONSIN, LLC

NOVAMED, LLC

NSH CALIFORNIA, LLC

NSH CONNECTICUT, LLC

NSH DURHAM, INC.

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

[Signature Page to Seventh Amendment]

NSH EL PASO INC.

NSH EL PASO SPECIALTY HOSPITAL, INC.

NSH GEORGIA, LLC

NSH LOUISIANA, LLC

NSH MANAGEMENT OF ARIZONA, LLC

NSH MANAGEMENT OF CALIFORNIA, LLC

NSH MESA, LLC

NSH MICHIGAN, INC.

NSH NORTH IDAHO, LLC

NSH SAN ANTONIO SURGICAL HOSPITAL, LLC

NSH TEXAS, LLC

NSH WISCONSIN, LLC

PSC DEVELOPMENT COMPANY, LLC

PSC OPERATING COMPANY, LLC

QUAHOG HOLDING COMPANY, LLC

RIVERSIDE BILLING AND MANAGEMENT COMPANY, LLC

RIVERSIDE SPINE & PAIN PHYSICIANS, LLC

SARC/ASHEVILLE, LLC

SARC/FT. MYERS, INC.

SARC/GEORGIA, INC.

SARC/KENT, LLC

SARC/LARGO ENDOSCOPY, LLC

SARC/LARGO, INC.

SARC/PROVIDENCE, LLC

SARC/ST. CHARLES, INC.

SCREVEN COUNTY FAMILY HEALTH CENTER, LLC

SCREVEN COUNTY HOSPITAL, LLC

SGRY HOLDINGS, LP

SGRY, LLC

SMBI DOCS, LLC

SMBI GREAT FALLS, LLC

SMBI HAVERTOWN, LLC

SMBI IDAHO, LLC

SMBI LHH, LLC

SMBI PORTSMOUTH, LLC

SMBI STLWSC, LLC

SMBIMS BIRMINGHAM, LLC

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

[Signature Page to Seventh Amendment]

SMBIMS DURANGO, LLC

SMBIMS FLORIDA I, LLC

SMBIMS KIRKWOOD, LLC

SMBIMS STEUBENVILLE, INC.

SMBIMS WICHITA, LLC

SMBISS BEVERLY HILLS, LLC

SMBISS CHESTERFIELD, LLC

SMBISS ENCINO, LLC

SMBISS IRVINE, LLC

SP LOUISIANA, LLC

SP MANAGEMENT SERVICES, INC.

SP New York management, LLC

SP NORTH DAKOTA, LLC

SP PRACTICE MANAGEMENT, LLC

SURGERY CENTER OF PENNSYLVANIA, LLC

SURGERY PARTNERS ACQUISITION COMPANY, LLC

SURGERY PARTNERS OF CORAL GABLES, LLC

SURGERY PARTNERS OF LAKE MARY, LLC

SURGERY PARTNERS OF LAKE WORTH, LLC

SURGERY PARTNERS OF MERRITT ISLAND, LLC

SURGERY PARTNERS OF MILLENIA, LLC

SURGERY PARTNERS OF PARK PLACE, LLC

SURGERY PARTNERS OF SARASOTA, LLC

SURGERY PARTNERS OF WEST KENDALL, L.L.C.

SURGERY PARTNERS OF WESTCHASE, LLC

SURGERY PARTNERS, LLC

SYMBION AMBULATORY RESOURCE CENTRES, LLC

SYMBIONARC SUPPORT SERVICES, LLC

SYMBION HOLDINGS, LLC

TAMPA PAIN RELIEF CENTER, INC.

TEXARKANA SURGERY CENTER GP, LLC

THE CENTER FOR SPECIAL SURGERY, LLC

UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC

VASC, LLC

VILLAGE SURGICENTER, LLC

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

[Signature Page to Seventh Amendment]

GREAT FALLS CLINIC, LLP

By: CMSC, LLC, as its partner

By: Montana Health Partners, LLC, as sole member of CMSC, LLC and partner of Great Falls Clinic, LLP

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

GREAT FALLS CLINIC SURGERY CENTER, L.L.C.

By: CMSC, LLC, as its sole member

By: Montana Health Partners, LLC, as sole member of CMSC, LLC

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

CMSC, LLC

By: Montana Health Partners, LLC, as its sole member

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

RIVERSIDE SPINE & PAIN PHYSICIANS, LLC

By: Surgery Center Holdings, Inc., as its Sole Member

By:	/s/ Thomas F. Cowhey

Name:	Thomas F. Cowhey

Title:	President and Chief Financial Officer

[Signature Page to Seventh Amendment]

JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent and an Issuing Bank

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Managing Director

[Signature Page to Seventh Amendment]

KKR CORPORATE LENDING LLC, as an Issuing Bank

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to Seventh Amendment]

BANK OF AMERICA, N.A., as a November 2021 Incremental Revolving Lender

By:	/s/ Mike Roane
Name:	Mike Roane
Title:	Director

[Signature Page to Seventh Amendment]

SILICON VALLEY BANK, as a November 2021 Incremental Revolving Lender

By:	/s/ Allison Cohen
Name:	Allison Cohen
Title:	Vice President

[Signature Page to Seventh Amendment]

Schedule 2.01

November 2021 Incremental Revolving Commitments

November 2021 Incremental Revolving Lender	November 2021 Incremental Revolving Commitment
Bank of America, N.A.	$25,000,000.00
Silicon Valley Bank	$15,000,000.00
Total	$40,000,000